SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):	September 25, 1997


SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

(as depositor under the Pooling and Servicing
Agreement, dated as of June 1, 1997, providing for the issuance of Asset-Backed Floating Rate Certificates, Series 1997-NC3)

SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
(Exact name of registrant as specified in its charter)


              Delaware          	  333-22559  	    13-3439681
(State or Other Jurisdiction		 (Commission	(I.R.S. Employer
of Incorporation)			  File Number)	Identification No.)


Seven World Trade Center
New York, New York					 10048
(Address of Principal Executive Offices)			(Zip Code)



Registrant's telephone number, including area code:	 (212) 783-5659

Item 5.	Other Events

		On September 25, 1997 a scheduled distribution was made from the Trust
		to holders of the Class A Certificates.  The Trustee has caused to be filed
		with the Commission, the Monthly Report dated September 25, 1997.
		The Monthly Report is filed pursuant to and in accordance with
		(1) numerous no-action letters (2) current Commission policy in the area.

		A. 	Monthly Report Information:
			See Exhibit No.1


		B.	Have any deficiencies occurred?   NO.
				Date:
				Amount:

		C.	Item 1: Legal Proceedings:	NONE

		D.	Item 2: Changes in Securities:	NONE

		E.	Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

		F.	Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if
			applicable:  NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

	 Exhibit No.

		1.	Monthly Distribution Report dated September 25, 1997.



SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
NEW CENTURY ASSET-BACKED FLOATING RATE CERTIFICATES
SERIES 1997-NC3

STATEMENT TO CERTIFICATEHOLDERS

          Distribution Date:    09/25/97

                  Beginning
                 Certificate    Principal    Interest    Realized   Certificate
Class  Cusip      Balance    DistributionDistribution   Losses       Balance
A    79548KVU9 98,126,102.61  998,725.62   497,267.65       0.00  97,127,376.99
CE         NA   3,363,197.97        0.00   239,300.70       0.00   3,363,197.97

R-II 79548KVW5          0.00        0.00         0.00       0.00           0.00
Total         101,489,300.58  998,725.62   736,568.35       0.00 100,490,574.96

      AMOUNTS PER $1,000 UNIT

                                                        Ending   Current
     Principal   Interest       Total      Realized   CertificatePass-Through
ClassDistributionDistributionDistribution   Losses      Balance  Interest Rate
A    9.976282       4.967213   14.943495     0.000000 970.206543       5.885000%
CE   0.000000      71.152725   71.152725     0.000000 1000.00000       2.726043%
R-II 0.000000       0.000000    0.000000     0.000000   0.000000       5.885000%

  The Class CE Certificates accrue interest on a Notional Balance equal to the LT1 Uncertificated Balance.

Section 4.02 (iii.)
MASTER SERVICER COMPENSATION                42,295.38
TRUSTEE FEES                                 1,353.45

Section 4.02 (iv.)
GUARANTEED DISTRIBUTIONS
              Guaranteed Principal Distribution             0.00
              Guaranteed Interest Distribution        497,267.65

Section 4.02 (v.)
INSURANCE PAYMENT                                0.00
CERTIFICATE INSURER REIMBURSEMENT                0.00
CUMULATIVE INSURANCE PAYMENTS                    0.00

Section 4.02 (vi.)
P&I ADVANCES                 Total Advances            62,759.69
*Note: P&I Advances are made on Mortgage Loans Delinquent as of the Determination Date.

Section 4.02 (vii.)
BALANCES AS OFStated Principal Balance of Mortgage Loans         100,509,998.44
     09/25/97 Stated Principal Balance of REO Properties                   0.00

Section 4.02 (viii.)
MORTGAGE LOAN CHARACTERISTICS
              Number of Loans                                               852
              Aggregate Principal Balance as of the Due Date     100,509,998.44
              Weighted Average Remaining Term to Maturity                   355
              Weighted Average Mortgage Rate                            9.35373%

                                                                 Unpaid
Section 4.02 (ix.)                                               Principal
DELINQUENCY INFORMATION                               Number     Balance
     30-59 days delinquent                                    32   3,353,615.00
     60-89 days delinquent                                     6     538,578.00
     90 or more days delinquent                                0           0.00
     Foreclosure proceedings have commenced                    0           0.00
*Note: In accordance with the Master Servicer, the Delinquency Information relates to the Prepayment Period.

Section 4.02 (x.)            Loans that become REO properties in the preceding
                             calendar month:
REO INFORMATION              Unpaid Principal                 Stated Principal
              Loan Number        Balance                         Balance


Section 4.02 (xi.)           Total Book Value of REO Properties:           0.00
REO BOOK VALUES

Section 4.02 (xii.)          Aggregate Amount of Principal Prepayments:
              Curtailments                                             3,268.15
              Payments in Full                                       939,772.46

              REO Principal Amortization                                   0.00

Section 4.02 (xiii.)
REALIZED LOSSES              Realized Losses that were incurred during the
                             related Prepayment Period
              Total Realized Losses              0.00
              Which Include:
              Extraordinary Losses               0.00
              Fraud Losses                       0.00
              Special Hazard Losses              0.00
              Bankruptcy Losses                  0.00

Section 4.02 (xiv.)
EXTRAORDINARY TRUST FUND EXPENSES
Extraordinary Trust Fund Expenses withdrawn from the Collection            0.00
Account or Distribution Account that caused a reduction of the Available Distribution Amount:

Section 4.02 (xv.)
CERTIFICATE PRINCIPAL BALANCES
              Ending
              Principal      Realized
              Balance        Losses
     Class A   97,127,376.99        0.00
     Class CE   3,363,197.97        0.00
     Total    100,490,574.96        0.00

Section 4.02 (xvi.)
CERTIFICATE FACTOR
                                         Certificate
                                         Factor
                             Class A       0.97020654
                             Class CE      0.97117398

Section 4.02 (xvii.)
INTEREST DISTRIBUTION AMOUNTS

                             Reduction from the Allocation of:
                 Interest                             Prepayment
                 Distribution  Realized   Basis Risk   Interest
                  Amount        Losses    Shortfalls  Shortfalls
     A            497,267.65        0.00         0.00       0.00
     CE           239,300.70        0.00         0.00       0.00
     TOTAL        736,568.35        0.00         0.00       0.00

                  Portion    Relief Act  Remaining
                Paid Under     Interest   Unpaid
                  Policy      Shortfalls   Amounts
     A                  0.00        0.00         0.00
     CE                 0.00        0.00         0.00
     TOTAL              0.00        0.00         0.00

Section 4.02 (xviii.)
PREPAYMENT INTEREST          Prepayment Interest Shortfalls not            0.00
  SHORTFALLS                 covered by the Servicer:


Section 4.02 (xix.)          Relief Act Interest Shortfall                 0.00

Section 4.02 (xx.)           Fraud Loss Amount                     3,104,801.94
                             Bankruptcy Amount                       100,000.00
                             Special Hazard Amount                 1,560,000.00

Section 4.02 (xxi.)          Required Subordinated Amount          3,363,197.97

Section 4.02 (xxii.)         Subordination Increase Amount                 0.00

Section 4.02 (xxiii.)        Subordination Reduction Amount                0.00

Section 4.02 (xxiv.)
PASS THROUGH RATE                                     Class A    Class CE
              Current Distribution Period               5.885000%      2.726043%
              Next Distribution Period (Estimated)      5.947500%      2.472375%


Section 4.02 (xxv.)
RESERVE FUND                 Beginning Balance                           629.45
                             Deposits                                    315.73
                             Withdrawals                                   0.00
                             Ending Balance                              945.18

PERFORMANCE MEASURES
                             Net Monthly Excess Spread               230,556.76
                             Net Monthly Excess Cash Flow            230,556.76
                             Spread Squeezed Percentage                 2.75317%
                             Spread Squeeze Subordination
                             Increase Amount                               0.00
                                                       Step Up-  Step Down-
                                                  Current Level  Current Level
Step Up and Step Down Trigger   Current Level:        more than: less than:
     Cumulative Loss Test       0.000000%               0.750000%            NA
     Rolling Delinquency Test   0.178615%              11.000000%      9.000000%
     Rolling Loss Test          0.000000%               1.000000%      0.500000%

Step Up Trigger Occurrence               NO
Step Down Trigger Occurrence             NO









SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


SALOMON BROTHERS MORTGAGE
SECURITIES VII, INC.


				By: /s/ Eve Kaplan
				Name:  Eve Kaplan
				Title:	Vice President
				First Trust National Association


Dated: 	September 30, 1997